                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in this Amendment No. 1 to Registration Statement on Form S-4 (Registration No. 333-37169) of our report dated October 2, 1997, on our audits of the consolidated financial statements of Peninsula Bank of Commerce and Subsidiary. We also consent to the reference to our firm under the heading "Experts."

                                          Coopers & Lybrand L.L.P.

San Francisco, California

October 21, 1997